COMC, INC. AND SUBSIDIARY AND ICF COMMUNICATION SYSTEMS, INC.
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                                  JUNE 30, 1998


                                                    COMC, Inc.           ICF
                                                       and           Communication     Pro Forma        Pro Forma
                                                    Subsidiary       Systems, Inc.      Adjustments       Totals
                                                   ------------     --------------    --------------    ----------
                     ASSETS




CURRENT ASSETS
     Cash (including certificate of deposit
           maturing currently)                          $  8,041       $ 1,015,649                       $ 1,023,690

     Accounts receivable, net                            323,742         3,518,819                         3,842,561
     Loans receivable from officers                       73,008                 -                            73,008
     Inventories                                          71,384            77,885                           149,269
     Prepaid expenses and other current assets            70,464           194,911                           265,375
                                                          ------           -------                           -------
            TOTAL CURRENT ASSETS                         546,639         4,807,264                         5,353,903

PROPERTY AND EQUIPMENT, Net                               90,629           670,833                           761,462

OTHER ASSETS
     Deferred income taxes                                     -           356,075                           356,075
     Goodwill                                                  -                 -      10,871,879        10,871,879
     Deposits                                             12,015            34,453                            46,468
                                                          ------            ------                            ------
        TOTAL OTHER ASSETS                                12,015           390,528                        11,274,422
                                                          ------           -------                        ----------
                                                       $ 649,283       $ 5,868,625                      $ 17,389,787
                                                       =========       ===========                      ============

        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
     Bank credit line payable                          $ 236,500       $         -                         $ 236,500
     Current portion of long-term debt                    50,000                 -                            50,000
     Notes payable to officers                                 -                 -       3,500,000         3,500,000
     Income taxes payable                                      -         1,447,567                         1,447,567
     Accounts payable                                    142,019           670,187                           812,206
     Accrued salaries                                          -           382,777                           382,777
     Accrued interest                                          -           167,671                           167,671
     Other current liabilities                            82,658           188,349         120,000           391,007
                                                          ------           -------                           -------
            TOTAL CURRENT LIABILITIES                    511,177         2,856,551                         6,987,728
                                                         -------         ---------                         ---------
LONG-TERM DEBT, net of current portion                    91,667                 -                            91,667

SHAREHOLDERS' EQUITY
     Common stock                                        124,981            20,002          55,233           200,216
     Additional paid-in capital                          210,022                 -      10,304,765        10,514,787
     Retained earnings                                  (288,564)        2,992,072      (3,108,119)         (404,611)
                                                        --------         ---------                          --------
            TOTAL SHAREHOLDERS' EQUITY                    46,439         3,012,074                        10,310,392
                                                          ------         ---------                        ----------
                                                       $ 649,283       $ 5,868,625                      $ 17,389,787
                                                       =========       ===========                      ============


          COMC, INC. AND SUBSIDIARY AND ICF COMMUNICATION SYSTEMS, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998



                                                    COMC, Inc.            ICF
                                                        and           Communication     Pro Forma        Pro Forma
                                                    Subsidiary        Systems, Inc.     Adjustments       Totals
                                                  -------------     ----------------   -------------     -----------


REVENUES                                               $ 881,615       $ 8,701,527                       $ 9,583,142

COST AND EXPENSES
     Cost of revenues                                    486,905         6,333,346                         6,820,251
     Selling, general and administrative                 457,689         2,156,092                         2,613,781
     Amortization of goodwill                                  -                 -         271,797           271,797
     Depreciation                                         19,461            78,667                            98,128
                                                          ------            ------                            ------
            TOTAL COST AND EXPENSES                      964,055         8,568,105                         9,803,957
                                                         -------         ---------                         ---------
INCOME (LOSS) FROM OPERATIONS                            (82,440)          133,422                          (220,815)

OTHER INCOME (EXPENSE)
     Interest income                                         219             5,516                             5,735
     Interest expense                                    (13,813)               (8)                          (13,821)
     Gain (loss) on disposal of property and equipment                           -                                 -
     Other, net                                                              9,381                             9,381
                                                                             -----                             -----
            TOTAL OTHER INCOME (EXPENSE)                 (13,594)           14,889                             1,295
                                                         -------            ------                             -----
INCOME (LOSS) BEFORE INCOME TAXES                        (96,034)          148,311                          (219,520)

INCOME TAXES                                                   -            59,079                            59,079
                                                         -------            ------                            ------
NET INCOME (LOSS)                                      $ (96,034)         $ 89,232        (271,797)       $ (278,599)
                                                       =========          ========        ========         ==========
EARNINGS (LOSS) PER SHARE                                                                                 $    (0.01)
                                                                                                               ------
WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                                                                                    20,021,613
                                                                                                          ==========




          COMC, INC. AND SUBSIDIARY AND ICF COMMUNICATION SYSTEMS, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



                                                    COMC, Inc.            ICF
                                                        and           Communication    Pro Forma        Pro Forma
                                                    Subsidiary        Systems, Inc.     Adjustments       Totals



REVENUES                                             $ 2,650,386      $ 15,278,930                      $ 17,929,316

COST AND EXPENSES
     Cost of revenues                                  1,579,152        11,501,639                        13,080,791
     Selling, general and administrative               1,167,095         2,747,135                         3,914,230
     Amortization of goodwill                                  -                 -         543,594           543,594
     Depreciation                                         12,772           138,498                           151,270
                                                          ------           -------                           -------
            TOTAL COST AND EXPENSES                    2,759,019        14,387,272                        17,689,885
                                                       ---------        ----------                        ----------
INCOME (LOSS) FROM OPERATIONS                           (108,633)          891,658                           239,431

OTHER INCOME (EXPENSE)
     Interest income                                       3,450            86,426                            89,876
     Interest expense                                    (50,424)         (123,855)                         (174,279)
     Gain (loss) on disposal of property and equipment         -           (86,446)                          (86,446)
     Other, net                                            9,350            (1,434)                            7,916
                                                           -----            ------                             -----
            TOTAL OTHER INCOME (EXPENSE)                 (37,624)         (125,309)                         (162,933)
                                                         -------          --------                          --------
INCOME (LOSS) BEFORE INCOME TAXES                       (146,257)          766,349                           (76,498)

INCOME TAXES                                                   -           337,432                           337,432
                                                                           -------                           -------
NET INCOME (LOSS)                                     $ (146,257)        $ 428,917         543,594        $ (260,934)
                                                      ==========         =========                        ==========
EARNINGS (LOSS) PER SHARE                                                                                 $    (0.01)

WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                                                                                    20,021,613



                          COMC, INC. AND SUBSIDIARY AND
                         ICF COMMUNICATION SYSTEMS, INC.
                     NOTES TO UNAUDITED PRO FORMA STATEMENTS


1. On August 17, 1998, COMC, Inc., an Illinois corporation, ("COMC") consummated the acquisition of ICF Communication Systems, Inc. ("ICF"). Under the terms of the Agreement and Plan of Merger dated July 24, 1998 (as amended on August 3, 1998, the "Agreement"), ICF merged with and into a wholly-owned subsidiary of COMC that had been especially organized for purposes of this transaction (the "Merger"). In connection with the Merger, ICF's name will be changed to ICF Communication Solutions, Inc. In consideration for the Merger, the two principals of ICF received an aggregate payment valued at $14,000,000, as follows: $1,500,000 in cash at the closing of the transaction; $1,500,000 in promissory notes due and payable January 5, 1999, secured by all accounts receivable of ICF; $1,000,000 in promissory notes due and payable January 4, 1999; $1,000,000 in promissory notes due and payable August 17, 1999; and 6,493,506 shares of COMC's common stock valued at $9,000,000 or $1.386 per share. COMC has agreed to use its best efforts to register the shares of common stock issued in connection with the Merger.

     In addition, under the Agreement, Messrs. Charles Lincoln and William Burns, the principal shareholders and executive officers of ICF, were elected to COMC'c Board of Directors and were appointed Chairman and President of ICF Communication Solutions, Inc., pursuant to two-year employment agreements with each of Mr. Lincoln and Burns, providing, among other things, for annual salaries of $135,000 as well as annual bonuses at the discretion of COMC's Board of Directors.

     The transaction was accounted for as a purchase. The transaction resulted in a Goodwill of $10,871,879, the excess of cost of $14,000,000 over the net assets acquired of $3,128,121 (using the August 31, 1998 Unaudited Balance Sheet)

2. In August 1998, the Company received $1,500,000 from private investors in exchange for a private placement of common stock and warrants in the form of Units at $15.00 per Unit. Each Unit consists of ten (10) shares of Common Stock and two (2) warrants which give the right to purchase common stock at $2.00 per share for a two year period. The proceeds of this private placement were used to finance the consummation of the merger with ICF. The Company engaged a placement agent to secure these funds and will be compensated for services rendered in the form of (1) a sales commission of $120,000 in cash and 30,000 shares of common stock, (2) a two year warrant to purchase a number of shares equal to 10% of the underlying shares of Common Stock sold as Units sold at a purchase price of $1.50 per share.